SUPPLEMENT DATED JULY 2, 2003
                                       TO
                        PROSPECTUS DATED OCTOBER 29, 2002
                                     OF THE
                              EMERALD MUTUAL FUNDS

                             THE EMERALD GROWTH FUND
                    THE EMERALD SELECT BANKING & FINANCE FUND
                       THE EMERALD SELECT TECHNOLOGY FUND
                         CLASS A SHARES & CLASS C SHARES

The following changes are made to the above-described prospectus, such changes to take immediate effect:

On page 19 of the prospectus, the section entitled "PURCHASES AT NET ASSET VALUE" is deleted in its entirety and replaced with the following:

     PURCHASES AT NET ASSET VALUE

     The Funds may waive the imposition of sales charges on investor purchases of both Class A and Class C shares of the Funds under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Funds or a service provider to the Funds for their own accounts, and under such other conditions and circumstances where, in the Funds' opinion, such a waiver would serve to benefit the Funds and their shareholders.

     On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the Offering Price from its own assets. Under such circumstances, if the shareholder redeems some or all of the subscription within thirteen months, the selling broker/dealer will be required to refund a proportionate amount of the fee paid by the Distributor for such shares. (See SAI for additional information)."

On page 19 of the prospectus, the Section entitled "DISTRIBUTION PLANS" is revised as follows:

     DISTRIBUTION PLANS

The 6th Paragraph of this section is deleted and replaced in its entirety with the following paragraph to revise the time after which broker-dealers may be eligible to receive maintenance commissions from the ninth month to the twelfth month following a shareholder purchase in the Class C shares of all three funds:

     According  to  the  Plans,  a  broker-dealer   may  receive  a  maintenance
     commission. The commission is paid based on the average net assets maintained by their clients in the Funds and is paid at the following annualized rates:


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

     -    0.25% in Class A shares of the Growth  Fund and  Banking  and  Finance
          Fund;

     -    0.40% in Class A shares of the Technology Fund;

     -    0.75% in the Class C shares of all three Funds.

     Broker-dealers may not be eligible to receive such payments until after the twelfth month following a shareholder purchase in the Class C shares of all three Funds.

On page 20 of the prospectus, the Section entitled "DISTRIBUTION PLANS" is revised as follows:

     DISTRIBUTION PLANS

The 8th Paragraph of this section is deleted and replaced in its entirety with the following paragraph to revise the time after which broker-dealers may be eligible to receive certain payments from the Distributor from the ninth month to the twelfth month following a shareholder purchase in the Class C shares of a particular Fund:

     The Plans also provide that the Distributor receives a service fee of 0.25% per annum of the Class C's average daily net assets as part of the 1.00% 12b-1 fee. The Distributor uses this fee to pay broker-dealers or others for, among other things: furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; arranging for bank wires; monitoring dividend payments from each Fund on behalf of customers; forwarding certain shareholder communications from the Funds to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Class. Broker-dealers or others may not be eligible to receive such payments until after the twelfth month following a shareholder purchase in the Class C shares of a particular Fund.

All portions of the prospectus not specifically amended by this supplement shall remain in full force and effect.